July 18, 2023 2023 Second Quarter Earnings Presentation

1 Forward–Looking Statements Certain statements contained in this Presentation that are not historical in nature may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the Company’s future plans, results, strategies, and expectations, including expectations around changing economic markets. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “project,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon management's current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates, and projections will be achieved. Accordingly, the Company cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) current and future economic conditions, including the effects of inflation, interest rate fluctuations, changes in the economy or global supply chain, supply-demand imbalances affecting local real estate prices, and high unemployment rates in the local or regional economies in which the Company operates and/or the US economy generally, (2) changes in government interest rate policies and its impact on the Company’s business, net interest margin, and mortgage operations, (3) any continuation of the recent turmoil in the banking industry, including the associated impact to the Company and other financial institutions of any regulatory changes or other mitigation efforts taken by government agencies in response, (4) increased competition for deposits, (5) the Company’s ability to effectively manage problem credits, (6) any deterioration in commercial real estate market fundamentals, (7) the Company’s ability to identify potential candidates for, consummate, and achieve synergies from, potential future acquisitions, (8) the Company’s ability to successfully execute its various business strategies, (9) changes in state and federal legislation, regulations or policies applicable to banks and other financial service providers, including legislative developments, (10) the potential impact of the phase-out of the London Interbank Offered Rate ("LIBOR") or other changes involving LIBOR, (11) the effectiveness of the Company’s cybersecurity controls and procedures to prevent and mitigate attempted intrusions, (12) the Company's dependence on information technology systems of third party service providers and the risk of systems failures, interruptions, or breaches of security, and (13) the impact of natural disasters, pandemics, and/or acts of war or terrorism, (14) international or political instability, including the impacts related to or resulting from Russia’s military action in Ukraine and additional sanctions and export controls, as well as the broader impacts to financial markets and the global macroeconomic and geopolitical environments, and (15) general competitive, economic, political, and market conditions. Further information regarding the Company and factors which could affect the forward-looking statements contained herein can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and in any of the Company’s subsequent filings with the SEC. Many of these factors are beyond the Company’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this Presentation, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements.

2 Use of non-GAAP financial measures This Presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted and unadjusted pre-tax pre-provision earnings, core revenue, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, adjusted tangible common equity, tangible book value per common share, adjusted tangible book value per common share, tangible common equity to tangible assets, on-balance sheet liquidity to tangible assets, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. Adjusted tangible common equity and adjusted tangible book value also exclude the impact of net accumulated other comprehensive loss. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non- GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non- GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables below in this Presentation for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

FB FirstBank

2Q 2023 Highlights

Key highlights

- Continued boosting balance sheet strength in preparation for challenges associated with economic recession or opportunities ushered in from economic stability
- Strong preliminary capital ratios with **no securities categorized HTM:**
  - Tangible Common Equity to Tangible Assets 9.0%
  - Common Equity Tier 1 Ratio of 11.7%
  - Tier 1 Risk-Based Capital of 11.9%
  - Total Risk-Based Capital of 13.9%
  - Tier 1 Leverage Ratio 10.7%
- Reduced C&D and non-owner occupied CRE loans by $118.1 million resulting in total loans held for investment declining by $40.0 million
  - Contractual yield on loans increased to 6.16% in 2Q 2023 from 5.90% in 1Q 2023
- Increased ACL/loans HFI by 3 basis points to 1.51%, recorded provision expense of $2.6 million related to loans HFI and a provision reversal of $3.7 million on unfunded loan commitments resulting in a net provision release of $1.1 million for the quarter
- Nonperforming assets as a percentage of total assets at the end of the 2Q 2023 declined 2 basis points to 0.59% from 0.61% in 1Q 2023
- Further diversified deposit portfolio by reducing public funds deposits. The planned deposit diversification and seasonal declines decreased public funds by $462.6 million and total deposits by $310.7 million.
  - Total cost of deposits for 2Q 2023 increased 44 basis points to 2.38% from 1.94% in 1Q 2023
- Book value increased by 4.8% annualized to $29.64 and adjusted tangible book value increased by 9.8% annualized to $27.72

Financial results

	2Q 2023
Diluted earnings per share	$0.75
Adjusted diluted earnings per share[1]	*$0.77*
Net income ($mm)	$35.3
Adjusted net income[1] ($mm)	*$36.0*
Return on average assets	1.10%
Adjusted return on average assets[1]	*1.12%*
Return on average common equity	10.3%
Adjusted return on average common equity[1]	*10.5%*
Return on average tangible common equity[1]	12.6%
Adjusted return on average tangible common equity[1]	*13.1%*
Adjusted pre-tax, pre-provision earnings[1] ($mm)	$45.0
Net interest margin	3.40%
Total common equity / total assets	10.8%
Tangible common equity / tangible assets[1]	*9.0%*

[1] Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

3

4 Driving shareholder value ¹ Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. Earnings per Share $2.65 $1.67 $3.97 $2.64 $1.53 $2.83 $3.73 $3.78 $2.91 $1.53 2019 2020 2021 2022 YTD 2023 Earnings per Share Adjusted Earnings per Share1 Dashboard Preliminary Total RBC Ratio On-balance sheet Liquidity / Tangible Assets1 Adjusted ROATCE1 Tangible Book Value per Share1 NPLs / Loans HFI 11.3% 12.1% 15.6% 13.6% 13.1% 2Q22 3Q22 4Q22 1Q23 2Q23 13.6% 13.0% 13.1% 13.6% 13.9% 2Q22 3Q22 4Q22 1Q23 2Q23 0.51% 0.47% 0.49% 0.49% 0.47% 2Q22 3Q22 4Q22 1Q23 2Q23 9.9% 7.4% 10.4% 12.5% 11.4% 2Q22 3Q22 4Q22 1Q23 2Q23 $24.56 $27.35 $30.13 $28.36 $29.64 $18.55 $21.73 $24.67 $22.90 $24.23 $18.16 $21.15 $24.55 $26.53 $27.72 2019 2020 2021 2022 2Q23 BVPS TBVPS Adj. TBVPS (Ex. AOCI)

5 Well-capitalized for future opportunities or challenges Tangible Book Value per Share1 Simple Capital Structure Common Equity Tier 1 Capital 84% Trust Preferred 2% Subordinated Notes 6% Tier 2 ACL 8% Total regulatory capital: $1,588 mm $11.56 $11.58 $14.56 $17.02 $18.55 $21.73 $24.67 $22.90 $24.23 3Q16 4Q16 4Q17 4Q18 4Q19 4Q20 4Q21 4Q22 2Q23 2Q231Q232Q22 10.8%10.5%10.8%Shareholder’s Equity/Assets 9.0%8.7%8.9%TCE/TA1 11.7%11.3%11.5%Common Equity Tier 1 11.9%11.6%11.8%Tier 1 Risk-Based 13.9%13.6%13.6%Total Risk-Based 10.7%10.4%10.2%Tier 1 Leverage 113%120%119%C&D to 100% Tier 1 Capital plus ACL2 281%294%294%CRE to 300% Tier 1 Capital plus ACL2 AOCI Adjusted Ratios1 10.6%Adj. Common Equity Tier 1 12.9%Adjusted Total Risk-Based Preliminary Capital Position 1 Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 2 Concentration ratios for FirstBank.

6 Residential Development 45% Commercial 31% Consumer 14% Multifamily 10%Office 19% Retail 25% Hotel 16% Warehouse / Industrial 17% Land-Manufactured Home Communities 6% Self Storage 5% Healthcare Facility 3% Other 9% 1-4 family 17% 1-4 family HELOC 5% Multifamily 6% C&D 18% CRE 20% C&I 30% Other 4% Balanced loan portfolio CRE2 exposure by type Portfolio mix Note: Data as of June 30, 2023 1 C&I includes owner-occupied CRE. 2 Excludes owner-occupied CRE. C&I1 exposure by industry ($ millions) 1 2 C&D exposure by type Resi. Development Construction 36% Land 7% Lots 2% Total 45% Commercial Land 16% Retail 4% Office 1% Warehouse 1% Other 9% Total 31% Consumer Construction 11% Land 3% Total 14%

7 0.45% 0.40% 0.41% 0.38% 0.36% 0.22% 0.20% 0.16% 0.16%0.01% 0.07% 0.07% 0.07%0.46% 0.62% 0.68% 0.61% 0.59% 2Q22 3Q22 4Q22 1Q23 2Q23 Commercial loans HFS Optional GNMA repurchase Other NPAs 1.46% 1.48% 1.44% 1.48% 1.51% 2Q22 3Q22 4Q22 1Q23 2Q23 0.09% 0.00% 0.02% 0.02% 0.03% 2Q22 3Q22 4Q22 1Q23 2Q23 Asset quality remains solid Nonperforming Assets / Assets Nonperforming Loans (HFI) / Loans (HFI) ACL / loans HFI Net charge-offs / average loans 1 Includes other real estate owned and repossessed assets–see page 14 of the Second Quarter 2023 Financial Supplement. 0.51% 0.47% 0.49% 0.49% 0.47% 2Q22 3Q22 4Q22 1Q23 2Q23 1

8 Nashville 57% Memphis 10% Knoxville 6% Huntsville 6% Birmingham 4% Chattanooga 3% Other 4% Communities 10% Class A 22% Class B 40% Class C 11% Under $2 Million 27% Office exposure (non-owner occupied CRE & C&D)  Office loans represent only 4.0% of our total HFI loan portfolio as of the end of 2Q23  Projects generally characterized by 25-30% cash equity requirement, loan to value maximums of 70%-75% at origination, and requests for guarantors  Reviewed all office loans with commitments greater than $2 million ($269.4 million outstanding, or 73.1% of total office portfolio) with limited concerns uncovered  5.4% of the total office portfolio matures through 2024  59% of the total office portfolio is fixed rate vs. 41% floating rate  As of 2Q23, 99% of the portfolio is pass rated, and no loans within the portfolio are more than 30 days past due Geographic exposure Note: Data as of June 30, 2023. Data excludes medical office buildings. Exposure by class Credit detail by class

9 1.46% 0.69% 1.20% 0.70% 2.44% 1.66% 1.47% 1.62% 3.67% 1.48% 0.67% 1.13% 0.70% 2.42% 1.35% 1.74% 1.82% 3.77% 1.51% 0.67% 1.22% 0.73% 2.44% 1.32% 1.77% 1.81% 3.86% Gross Loans HFI Commercial & Industrial Non-Owner Occ CRE Owner Occ CRE Construction Multifamily 1-4 Family Mortgage 1-4 Family HELOC Consumer & Other 2Q22 1Q23 2Q23 Allowance for credit losses overview ACL / Loans HFI by Category  Current Expected Credit Loss (CECL) Allowance for Credit Losses (ACL) model utilizes Moody’s model1 with key economic data summarized below: 1Source: Moody’s “June 2023 U.S. Macroeconomic Outlook Baseline and Alternative Scenarios”.

10 $1,181.7 $889.7 $1,310.2 $1,609.2 $1,444.5 9.9% 7.4% 10.4% 12.5% 11.4% $- $500.0 $1,000.0 $1,500.0 $2,000.0 $2,500.0 2Q22 3Q22 4Q22 1Q23 2Q23 On-Balance Sheet Liqudity On balance sheet liquidity / tangible assets Strong liquidity position On-Balance Sheet Liquidity ($mm) Liquidity / Uninsured and Uncollateralized (UU) Deposits Sources of Liquidity ($mm) 2Q 2023 Current On-Balance Sheet: $1,160.4Cash and Equivalents 281.1Unpledged Securities 3.0Equity Securities $1,444.5Total On-Balance Sheet Available Sources of Liquidity: $3,396.7Unsecured Borrowing Capacity2 548.1FHLB3 2,476.3Discount Window $6,421.1Total Available Sources  Well positioned to weather the current environment  Securities portfolio makes up 11.0% of total assets and does not include any HTM securities  On-balance sheet liquidity of $1.4 billion or 48% of estimated uninsured and uncollateralized deposits  Additional $2.2 billion of real estate loans held at REIT that could be resold to the bank and pledged at FHLB for additional borrowing capacity ¹ Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 2 Includes capacity from internal policy. 3 FHLB borrowing capacity does not include loans held at REIT that could be pledged for additional capacity. 37% 27% 37% 49% 48% 203% 183% 193% 209% 213% 240% 210% 230% 258% 261% 2Q22 3Q22 4Q22 1Q23 2Q23 On-balance sheet / UU deposits Available sources / UU deposits

11 Noninterest- bearing checking 22% Interest-bearing checking 26% Money market 33% Savings 4% Time 15% 48% Checking accounts Valuable core deposit base Total deposits ($mm) Cost of deposits Deposit composition $2,896 $2,967 $2,677 $2,489 $2,400 $7,647 $7,039 $8,179 $8,694 $8,472 $10,543 $10,006 $10,856 $11,183 $10,872 2Q22 3Q22 4Q22 1Q23 2Q23 Noninterest-bearing Deposits Interest-bearing Deposits 27.5% 29.6% 24.7% 22.3% 22.1% 0.25% 0.52% 1.20% 1.94% 2.38% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 2Q22 3Q22 4Q22 1Q23 2Q23 Noninterest-bearing (%) Cost of total deposits (%)

12 $4,628 $4,621 $4,986 $5,028 $4,919 $3,568 $3,759 $3,797 $3,768 $4,029 $2,347 $1,626 $2,073 $2,387 $1,924 $10,543 $10,006 $10,856 $11,183 $10,872 2Q22 3Q22 4Q22 1Q23 2Q23 Consumer Commercial Public $7,320 $6,653 $7,289 $7,927 $7,859 $3,223 $3,353 $3,567 $3,256 $3,013 $10,543 $10,006 $10,856 $11,183 $10,872 2Q22 3Q22 4Q22 1Q23 2Q23 Uninsured and uncollateralized deposits Insured and collateralized deposits Well-balanced deposit portfolio Deposits by customer segment ($mm) Customer deposit funded balance sheet 2Q23 Insured or collateralized by segment ($mm)Estimated insured or collateralized deposits ($mm) $3,858 $2,077 $72 $1,852 $1,061 $1,952 $4,919 $4,029 $1,924 Consumer Commercial Public Insured Collateralized Uninsured, uncollateralized ~256 thousand total deposit accounts with average balance of ~$41 thousand 96.9% 91.1% 94.2% 95.3% 92.5% 1.5% 6.6% 3.6% 2.7% 5.5% 2Q22 3Q22 4Q22 1Q23 2Q23 Customer deposits / Liabilities Borrowings + Brokered CDs / Liabilities

13 Stabilizing net interest margin Historical yield and costs ¹ Includes tax-equivalent adjustment. 2 Excess liquidity defined as interest-bearing deposits with other financial institutions in excess of 5% of average tangible assets. $5,000 $7,000 $9,000 $11,000 $13,000 -- 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 2Q22 3Q22 4Q22 1Q23 2Q23 Av g. in te re st e ar ni ng as se ts ($ m m ) Yi el ds a nd C os ts (% ) Average interest earning assets Yield on loans Cost of deposits NIM 3.40%3.51%3.78%3.93%3.52%NIM1 12352 Impact of accretion and nonaccrual interest (bps) (3)(1)00(14)Impact of excess liquidity2 (bps) Deposit Cost: 3.43%2.95%2.03%0.73%0.20%Cost of MMDA 3.02%2.54%1.79%0.87%0.64%Cost of customer time 3.06%2.53%1.67%0.74%0.33%Cost of interest-bearing 2.38%1.94%1.20%0.52%0.25%Total deposit cost Loans HFI Yield: 6.16%5.90%5.45%4.79%4.24%Contractual interest 0.17%0.13%0.18%0.30%0.33%Origination and other loan fee income 0.01%0.01%0.03%0.02%0.03%Nonaccrual interest 0.00%0.01%0.01%0.05%0.00%(Amortization) accretion on purchased loans 0.00%0.00%0.00%0.00%0.06%Syndication fee income 6.34%6.05%5.67%5.16%4.66%Total loan (HFI) yield

14 Mortgage performance in 2Q 2023 Highlights  Mortgage segment recorded a pre-tax net loss of $1.3 million in 2Q 2023  Interest rate lock commitment volume increased 7.4% in 2Q 2023 compared to 1Q 2023  Decay and interest rate volatility led to MSR fair value losses, net of hedging of $4.2 million in 2Q  Mortgage markets continue to be under pressure; however, May and June recorded small profit Mortgage banking income ($mm) 2Q231Q232Q22 $8.0$8.1$21.1Gain on Sale $0.9($0.4)($5.4)Fair value changes $7.5$7.8$8.0Servicing Revenue ($4.2)($3.4)$(1.1)Fair value MSR changes $12.2$12.1$22.6Total Income 2.43% 1.95% 3.36% 2.45% 2.42% 2Q22 3Q22 4Q22 1Q23 2Q23 Interest rate lock commitment volume ($mm) Mortgage segment gain on sale margin . $588 $351 $239 $323 $358 $113 $58 $43 $52 $45 $701 $409 $282 $375 $403 2Q22 3Q22 4Q22 1Q23 2Q23 Purchase Refinance

15 Managing expenses Highlights Consolidated 2Q 2023 core efficiency ratio¹ of 63.5% Banking segment core noninterest expense decreased by $1.7 million, or 2.5%, from the prior quarter as we focus on expense control and efficiencies Mortgage segment core efficiency ratio¹ for Q2 2023 reflects April losses, however May and June benefited from seasonal increase in interest rate lock commitment volume and expense cuts ¹ Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. Core efficiency ratio (tax-equivalent basis)¹ 51.3% 53.8% 54.7% 59.6% 58.8% 61.1% 60.7% 61.0% 63.3% 63.5% 111.8% 128.9% 145.4% 98.4% 106.9% 2Q22 3Q22 4Q22 1Q23 2Q23 Banking segment Consolidated Mortgage segment

16 Appendix

17 GAAP reconciliations and use of non-GAAP financial measures Adjusted net income and diluted earnings per share

18 GAAP reconciliations and use of non-GAAP financial measures Adjusted pre-tax, pre-provision earnings Adjusted tangible net income

19 GAAP reconciliations and use of non-GAAP financial measures Adjusted earnings and diluted earnings per share

20 GAAP reconciliations and use of non-GAAP financial measures Adjusted pre-tax, pre-provision earnings Adjusted tangible net income

21 GAAP Reconciliations and use of non-GAAP Financial Measures Adjusted Common Equity Tier 1 and Total Capital Ratios

22 GAAP reconciliations and use of non-GAAP financial measures Core efficiency ratio (tax-equivalent basis)

23 GAAP reconciliations and use of non-GAAP financial measures Banking segment core efficiency ratios (tax-equivalent basis)

24 GAAP reconciliations and use of non-GAAP financial measures Mortgage segment core efficiency ratios (tax-equivalent basis)

25 GAAP reconciliations and use of non-GAAP financial measures Adjusted Banking segment pre-tax pre-provision earnings Adjusted Mortgage segment pre-tax net loss

26 GAAP reconciliations and use of non-GAAP financial measures Tangible assets and equity, tangible book value per common share, tangible common equity to tangible assets, and on- balance sheet liquidity to tangible assets

27 GAAP reconciliations and use of non-GAAP financial measures Tangible assets and equity, tangible book value per common share and tangible common equity to tangible assets

28 GAAP reconciliations and use of non-GAAP financial measures Return on average tangible common equity

29 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average assets and common equity

30 GAAP reconciliations and use of non-GAAP financial measures Return on average tangible common equity

31 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average assets and common equity